AFL-CIO HOUSING INVESTMENT TRUST

Highlights – 3rd Quarter 2016

For the periods ended September 30, 2016, the AFL-CIO Housing Investment Trust’s (HIT) gross returns exceeded its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), for the quarter, 3-, 5-, and 10-year periods by 19, 54, 47, and 40 basis points, respectively. On a net basis, the HIT outperformed the benchmark for the quarter, 3-, and 5-year periods by 9, 9, and 3 bps, respectively.

Performance for periods ended September 30, 2016 (Returns for periods exceeding one year are annualized)
	Quarter	YTD	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	0.65%	5.42%	4.80%	4.57%	3.55%	5.19%
HIT Total Net Rate of Return	0.55%	5.09%	4.36%	4.12%	3.11%	4.74%
Barclays Capital Aggregate Bond Index	0.46%	5.80%	5.19%	4.03%	3.08%	4.79%
The performance data quoted represents past performance and is no guarantee of future results. Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost. The HIT's current performance may be lower or higher than the performance quoted. Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

After a weak first half of the year, U.S. economic growth appears to have picked up in the third quarter. After falling for much of the year, U.S. Treasury rates rose for the quarter overall as some domestic economic measures showed relative strength and the market anticipated less accommodative monetary policy. At the same time, spread-based assets tightened relative to Treasuries, providing positive returns for corporate bonds as well as the HIT’s portfolio.

Positive contributions to the HIT’s performance in the third quarter relative to the Barclays Aggregate included:

  The portfolio’s ongoing yield advantage over the Barclays Aggregate.
  Performance by agency multifamily mortgage-backed securities (MBS) in the HIT’s portfolio. Spreads to Treasuries tightened on most products, with FHA/Ginnie Mae multifamily permanent and construction/permanent loan certificates both tightening by 33 and 13 basis points (bps), respectively. Fannie Mae DUS securities showed mixed performance. The benchmark Fannie Mae 10/9.5 contracted by 15 bps, while the shorter term 5/4.5 structure widened by 2 bps. The HIT had 24.9% of its portfolio invested in DUS securities across various structures at the end of September.
  The HIT’s allocation to Ginnie Mae REMICs, whose spreads to Treasuries tightened by 19 basis points (bps). These structured securities comprised 16.5% of the HIT at September 30, but are not represented in the Barclays Aggregate.
  The portfolio’s relative short duration to the Barclays Aggregate as interest rates rose across the curve. Two, 5-, 10-, and 30-year Treasury rates increased by 18, 15, 13, and 3 bps, respectively.

Negative impacts to the HIT’s performance included:

  Performance by corporate bonds, the best performing major sector in the Barclays Aggregate – posting an excess return of 173 bps. The HIT does not invest in corporate bonds, whereas the sector comprised 26.0% of the index as of September 30, 2016.
  Performance by agency fixed-rate single family mortgage-backed securities (RMBS), the second best performing major sector in the index with excess returns of 64 bps. The HIT was underweight to this sector with a 14.5% allocation versus 27.5% in the Barclays Aggregate as of September 30, 2016.

AFL-CIO HOUSING INVESTMENT TRUST	2016 Q3 Highlights

  The portfolio’s overweight to the highest credit quality sector of the investment grade universe, whose excess returns were the lowest among the four credit ratings buckets (AAA, AA, A, and BBB) of the Barclays Aggregate. Those returns were 28, 65, 126, and 228 bps, respectively. The HIT has an overweight with respect to the index in high credit quality investments. Approximately 96% of the HIT portfolio had a AAA profile or carried a government or government-sponsored enterprise guarantee compared to approximately 70% for the Barclays Aggregate at the end of September.

Although the Federal Reserve continues to prepare the markets for less accommodative monetary policy, possibly including a rate hike by year end, it has also indicated that it can be patient and raise rates gradually. The HIT will continue to manage its duration to be slightly shorter than the Barclays Aggregate. This duration strategy, along with the portfolio’s higher yield, should lead to relatively better performance versus the benchmark if interest rates rise. However, the portfolio’s duration will still be long enough to generate strong absolute returns in the event interest rates fall due to disappointing economic growth or geopolitical crisis. As it enters the last quarter of the year, the HIT’s superior portfolio fundamentals, which are expected to continue to offer higher income, higher credit quality, and similar interest rate risk relative to the benchmark, should position it well.

Third Quarter Bond Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	-0.28%	0	6.39
Agencies	0.25%	44	4.21
Single family agency MBS (RMBS)	0.60%	64	2.50
Corporates	1.41%	173	7.52
Commercial MBS (CMBS)	0.59%	91	5.54
Asset-backed securities (ABS)	0.20%	26	2.33
Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	6/30/2016	9/30/16	Change
3 Month	0.259%	0.274%	0.015%
6 Month	0.350%	0.432%	0.081%
1 Year	0.432%	0.585%	0.153%
2 Year	0.582%	0.762%	0.180%
3 Year	0.693%	0.875%	0.182%
5 Year	1.000%	1.149%	0.150%
7 Year	1.279%	1.422%	0.143%
10 Year	1.470%	1.594%	0.125%
30 Year	2.285%	2.315%	0.031%
Source: Bloomberg L.P.

Investors should consider the HIT's investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT's prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing. The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

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AFL-CIO HOUSING INVESTMENT TRUST	2016 Q3 Highlights

Portfolio Data as of September 30, 2016

Net Assets	$5,988,029,238
Portfolio Effective Duration	5.267 years
Portfolio Average Coupon	3.18%
Portfolio Current Yield[1]	3.10%
Portfolio Yield to Worst	2.18%
Convexity	0.142
Maturity	9.564 years
Average Price	105.56
Number of Holdings	973

Portfolio Percentage in Each of the Following Categories: 2

Multifamily MBS	66.83%
Agency Single-Family MBS	19.66%
U.S. Treasury	9.73%
AAA Private-Label CMBS	2.39%
Cash & Short-Term Securities	1.39%

Portfolio Percentage in Each of the Following Categories: 2

Agency Single-Family MBS	19.66%
CMBS – Agency Multifamily*	63.71%
U.S. Treasury Notes/Bonds	9.73%
State Housing Permanent Bonds	5.23%
State Housing Construction Bonds	0.15%
Direct Construction Loan	0.13%
Cash & Short-Term Securities	1.39%
* Includes multifamily MBS (55.92%), AAA Private-Label CMBS (2.39%), and multifamily Construction MBS (5.40%).

Geographical Distribution of Long-Term Portfolio: 3

West	10.12%
Midwest	15.23%
South	8.13%
East	19.09%
National Mortgage Pools	47.43%

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1 The calculations of the HIT yield herein represent widely accepted portfolio characteristics information based on coupon rate, current price and, for yield to worst, certain prepayment assumptions, and are not current yield or other performance data as defined by the SEC in Rule 482.

2 Percentages weighted by unfunded construction-related security purchase commitments.

3 Excludes cash and short-term equivalents, U.S. Treasury and agency securities.

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AFL-CIO HOUSING INVESTMENT TRUST	2016 Q3 Highlights

Portfolio Data (continued)

Portfolio Duration Distribution, by Percentage in Each Category: 4

Cash	1.39%	5-5.99 years	9.11%
0-0.99 years	11.46%	6-6.99 years	7.57%
1-1.99 years	6.55%	7-7.99 years	5.85%
2-2.99 years	14.56%	8-8.99 years	10.59%
3-3.99 years	13.26%	9-9.99 years	4.30%
4-4.99 years	9.58%	Over 10 years	5.78%

Maturity Distribution (based on average life):

0 – 1 year	4.99%
1 – 2.99 years	9.80%
3 – 4.99 years	35.88%
5 – 6.99 years	18.13%
7 – 9.99 years	19.36%
10 – 19.99 years	7.81%
Greater than 20 years	4.03%

Quality Distribution: 4

U.S. Government or Agency	92.22%
AAA	2.39%
AA	3.87%
A	0.00%
Not Rated	0.13%
Cash	1.39%

Bond Sector Distribution: 4,5

MBS	90.14%
Treasury	9.86%
Agency	0.00%

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4 Percentages weighted by unfunded construction-related security purchase commitments.

5 Excludes cash and short-term equivalents.

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